UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K, on June 16, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of AcelRx Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s 2020 Equity Incentive Plan (the “New Plan”) and the Company’s Amended and Restated 2011 Equity Incentive Plan (the “New ESPP”).

A copy of the New Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference, a copy of the forms of Stock Option Grant Notice, Stock Option Agreement and Notice of Exercise to be used under the New Plan are filed as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference, and a copy of the forms of RSU Award Grant Notice and Award Agreement (RSU Award) to be used under the New Plan are filed as Exhibit 10.3 to this Current Report on Form 8-K and are incorporated by reference. A copy of the New ESPP is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Company was held on June 16, 2020. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. There were 80,415,751 shares of common stock entitled to vote at the Annual Meeting. A total of 57,984,622 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Howard B. Rosen and Mark Wan were elected as Class III directors, by a plurality of the votes entitled to vote on the election of directors, to hold office until the 2023 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Howard B. Rosen	16,747,881	3,006,766	38,229,975
Mark Wan	16,197,448	3,557,199	38,229,975

In addition to the directors elected above, Adrian Adams, Richard Afable, M.D. and Mark G. Edwards will continue to serve as directors until the 2021 Annual Meeting of Stockholders, and Vincent J. Angotti, Stephen J. Hoffman, M.D., Ph.D. and Pamela P. Palmer, M.D., Ph.D. will continue to serve as directors until the 2022 Annual Meeting of Stockholders, in each case until their successors are elected and qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The selection by the Audit Committee of the Board of OUM & Co. LLP as our independent registered public accounting firm for the year ending December 31, 2020 was ratified by the following vote:

For	Against	Abstain
53,346,005	3,740,525	898,092

Proposal No. 3

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
13,818,758	5,281,535	654,354	38,229,975

Proposal No. 4

The Company’s 2020 Equity Incentive Plan was approved, by the following vote:

For	Against	Abstain	Broker Non-Votes
12,794,608	6,370,715	589,324	38,229,975

Proposal No. 5

The Company’s Amended and Restated 2011 Employee Stock Purchase Plan was approved, by the following vote:

For	Against	Abstain	Broker Non-Votes
15,586,412	3,607,578	560,657	38,229,975

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

		Incorporation by Reference
Exhibit Number	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date

10.1+	2020 Equity Incentive Plan	S-8	333-239213	99.1	6/16/2020

10.2+	Forms of Stock Option Grant Notice, Stock Option Agreement and Notice of Exercise under the 2020 Equity Incentive Plan	S-8	333-239213	99.2	6/16/2020

10.3+	Forms of RSU Award Grant Notice and Award Agreement (RSU Award) under the 2020 Equity Incentive Plan	S-8	333-239213	99.3	6/16/2020

10.4+	Amended and Restated 2011 Employee Stock Purchase Plan	S-8	333-239213	99.4	6/16/2020

	+ Indicates management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer

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